                                                                    Exhibit 99.2

                        Electronic Payment Exchange, Inc.
                             Condensed Balance Sheet
                                 March 31, 2002
                                   (Unaudited)

                                                                                        March 31,
                                                                                          2002
                                                                                      ------------
                                      Assets

Current Assets:
  Cash and cash equivalents                                                           $    624,584
  Restricted cash                                                                          296,150
  Accounts receivable, net                                                               7,026,487
  Due from, related parties                                                                656,818
  Prepaid expenses and other                                                               340,497
                                                                                      ------------
    Total current assets                                                                 8,944,536

Property and equipment - at cost, net of accumulated depreciation
    of $2,567,062                                                                        4,206,027

Other Assets:
  Goodwill, net of accumulated amortization                                              3,747,971
  Other intangible assets, net of accumulated amortization                                  38,883
                                                                                      ------------
    Total other assets                                                                   3,786,854
                                                                                      ------------
    Total Assets                                                                      $ 16,937,417
                                                                                      ============

                      Liabilities and Stockholders' Deficit

Current Liabilities:
  Current portion of long-term debt                                                   $  4,331,493
  Accounts payable                                                                       2,003,438
  Accrued expenses                                                                       9,503,810
  Accrued contingencies                                                                  3,640,366
  Reserves and funds administration liabilities                                          1,459,726
  Credit card and fraud loss reserve                                                       300,000
                                                                                      ------------
    Total current liabilities                                                           21,238,833

Long-term debt, net of current portion                                                   1,360,508


Stockholders' Deficit:
  Common stock, $0.0001 par value; 3,000,000 shares authorized;
   978,000 shares issued and outstanding                                                        98
  Additional paid-in capital                                                             3,537,897
  Treasury Stock                                                                          (224,026)
  Accumulated deficit                                                                   (8,975,893)
                                                                                      ------------
    Total stockholders' deficit                                                         (5,661,924)
                                                                                      ------------
    Total Liabilities and Stockholders' Deficit                                       $ 16,937,417
                                                                                      ============

                        Electronic Payment Exchange, Inc.
                        Condensed Statement of Operations
                        Three Months Ended March 31, 2002
                                   (Unaudited)


Revenues                                          $ 19,281,727
                                                  ------------

Operating Expenses:
  Cost of service                                   17,184,997
  Selling, general and administrative                2,261,027
  Depreciation and amortization                        373,293
                                                  ------------
                                                    19,819,317
                                                  ------------

Operating loss                                        (537,590)

Other income (expense)
  Interest income                                          101
  Interest expense                                    (243,511)
  Other expenses                                       (14,057)
                                                  ------------
                                                      (257,467)
                                                  ------------

Net Loss                                          $   (795,057)
                                                  ============

                        Electronic Payment Exchange, Inc.
             Statement of Changes in Stockholders' Equity (Deficit)
                        Three Months Ended March 31, 2002
                                   (Unaudited)

                                                      Common stock        Additional
                                                  ---------------------     Paid-in      Treasury     Accumulated
                                                   Shares      Amount       Capital        Stock        deficit
                                                  --------   ----------   -----------   -----------   -----------
Balance January 1, 2002                            978,000   $       98   $ 3,477,897   $  (224,026)  $(8,180,836)

Issuance of warrant to purchase common stock                                   60,000

Net loss                                                 -            -             -             -      (795,057)
                                                  --------   ----------   -----------   -----------   -----------

Balance March 31, 2002                             978,000   $       98   $ 3,537,897   $  (224,026)  $(8,975,893)
                                                  ========   ==========   ===========   ===========   ===========

                        Electronic Payment Exchange, Inc.
                        Condensed Statement of Cash Flows
                        Three Months Ended March 31, 2002
                                   (Unaudited)


Cash flows from operating activities:
   Net loss                                                         $(795,057)
   Adjustments to reconcile net loss to
      net cash provided by operating activities:
      Depreciation                                                    364,959
      Amortization                                                      8,334
      Provision for doubtful accounts and credit loss reserve         475,000
      Interest expense on issuance of warrant                          60,000
      (Increase) decrease in:
         Accounts receivable                                         (270,926)
         Prepaid expenses                                              27,830
         Restricted cash                                             (231,392)
      Increase (decrease) in:
         Accounts payable                                             204,280
         Reserve liabilities                                         (119,553)
         Accrued income taxes                                         241,940
         Accrued liabilities                                          248,236
         Accrued contingencies                                       (119,553)
                                                                    ---------
            Net cash provided by operating activities                  94,098

Cash flows from investing activities:
   Purchase of property and equipment                                 (71,185)
   Loans to related party                                               5,000
                                                                    ---------

            Net cash used in investing activities                     (66,185)

Cash flows from financing activities:
   Proceeds from long-term debt                                       200,000
   Principal payments on long-term borrowings and capital leases     (179,709)
                                                                    ---------
            Net cash provided by financing activities                  20,291
                                                                    ---------

         Net increase in cash and cash equivalents                     48,204

Cash and cash equivalents, beginning of period                        576,380
                                                                    ---------
Cash and cash equivalents, end of period                            $ 624,584
                                                                    =========

Supplement disclosure of cash flow information:

     Cash paid for the following:
        Interest                                                    $  46,362
                                                                    =========
        Income taxes                                                $       -
                                                                    =========

                        Electronic Payment Exchange, Inc.

               NOTES TO CONDENSED FINANCIAL STATEMENTS (Unaudited)

                                 March 31, 2002

NOTE A - BASIS OF PRESENTATION

    The financial statements of the Company for the three months ended March 31, 2002 have been prepared by the Company without audit by the Company's independent auditors. In the opinion of the Company's management, all adjustments necessary to present fairly the financial position, results of operations and cash flows of the Company as of March 31, 2002 and for the three months then ended have been made. Those adjustments consist only of normal and recurring adjustments. The balance sheet of the Company as of December 31, 2001 has been derived from the audited balance sheet of the Company as of that date.

    Certain information and note disclosures included in our annual financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. While management believes that the interim financial information presented are adequate to prevent misleading information, these condensed financial statements should be read in conjunction with the financials statements and notes thereto included in our financial statements for the year ended December 31, 2001.

NOTE B - ORGANIZATION AND SUBSEQUENT EVENTS

    On March 19, 2002, the Company signed a letter of intent, and reached a preliminary agreement and plan of merger to sell all of its outstanding common stock to Intercept Merger Sub, Inc. (Intercept). On May 24, 2002, the Company completed its plan of merger and sold all of its outstanding stock for 1,349,894 shares of Intercept stock valued at $24.97 per share and Intercept agreed to assume $13,056,000 of liabilities. 269,979 of these shares were placed in escrow to satisfy liabilities and unresolved contingencies in excess of $13,056,000 existing at the closing date and to secure EPX's representations and warranties.

    On April 23, 2002, the Company borrowed $5,050,000 from InterCept, Inc. in anticipation of the planned merger. The loan bears interest at a rate equal to the prime rate plus one percent (1%) per annum, from April 23, 2002 until the date of maturity, December 31, 2002. Approximately $2,500,000 of the proceeds was used to satisfy, in full, the settlement agreement described in note F. In addition, $848,000 was used to satisfy payables that were incurred in the normal course of business. The remaining proceeds of $1,700,000 were advanced to an officer of the Company, and it was accounted for as a shareholder loan.

    In addition, on May 23, 2002, the Company repaid its $3,000,000 convertible senior unsecured note payable plus accrued interest.

                                   (Continued)

                        Electronic Payment Exchange, Inc.

              NOTES TO FINANCIAL STATEMENTS - CONTINUED (Unaudited)

                                 March 31, 2002

NOTE C - LONG-TERM DEBT OBLIGATIONS

    Long-term debt consists of the following:                                                  2002
                                                                                          ------------
       Notes payable, bank, due April 2004 thru September 2004, payable in monthly installments of interest only through April 2002, and then monthly installments of principal and interest of $47,846, with interest at the bank's national commercial interest rate plus 0.25%, secured by certain assets of the Company. The notes were repaid in May
          2002.                                                                            $ 1,396,306

       Note payable, bank, due February 2004, payable in monthly installments of interest only through April 2002, and then monthly installments of principal and interest of $1,084, with interest at the bank's national commercial rate plus 0.5%, secured by a vehicle. The note was repaid
          in May 2002.                                                                          23,660

       Note payable, individual, principal and interest of $50,000 due June
          2002. Secured by the assets of the Company and the personal guarantee
          of the majority shareholder. The note was repaid in May 2002.                        200,000

       Note payable, individual; principal plus interest at 7%; due March 2002.
          The note was repaid in May 2002.                                                     150,000

       Obligations under capital leases due in varying monthly installments ranging from $500 to $35,000, including interest at rates from 11% to
          26%; collateralized by specific equipment.                                           922,035

       Convertible senior unsecured note payable; principal plus interest of
          16%; due December 2001. As additional consideration for extending the due date of the note from August 21, 2001 to December 31, 2001, the
          Company issued a warrant to purchase common stock of the Company, as defined in the agreement. For the three months ended March 31, 2002
          $60,000 was the assigned value of the warrant, which has been recorded as additional interest expense. The note was repaid and the warrants
          were satisfied on May 23, 2002.                                                    3,000,000
                                                                                           -----------
                                                                                             5,692,001

    Less current maturities                                                                  4,331,493
                                                                                           -----------

                                                                                           $ 1,360,508
                                                                                           ===========

                                   (Continued)

                        Electronic Payment Exchange, Inc.

              NOTES TO FINANCIAL STATEMENTS - CONTINUED (Unaudited)

                                 March 31, 2002

NOTE D - INCOME TAXES

    In accordance with Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes", the Company has recorded no current provision for income taxes due to the loss incurred in the quarter ended March 31, 2002 and has recorded no net deferred provision by reason of the loss incurred. Any benefit from such loss has been fully reserved due to uncertainties as to the realizability of such benefit based on the Company's historical results and the general market conditions that the Company continues to experience.

NOTE E - RECENT ACCOUNTING PRONOUNCEMENTS

    On July 20, 2001, the Financial Accounting Standards Board (FASB) issued SFAS No. 141, "Business Combinations", and SFAS No. 142, "Goodwill and Intangible Assets". SFAS No. 141 eliminates the use of the pooling method of accounting and requires the use of purchase accounting for all business combinations initiated after June 30, 2001. It also provides guidance on purchase accounting related to the recognition of intangible assets separate from goodwill. SFAS No. 142 changes the accounting for goodwill from an amortization method to an impairment-only approach. Under SFAS No. 142, goodwill will be tested annually and whenever events or circumstances occur indicating that goodwill might be impaired. SFAS No. 141 and SFAS No. 142 are effective for all business combinations completed after June 30, 2001. The Company is in the process of adopting these pronouncements. As of January 1, 2002, the beginning of fiscal 2002, the Company no longer amortizes goodwill. The Company's goodwill is subject to an annual impairment test, using a two-step process. If impairment losses are required to be recognized upon the initial application of this statement, they would be accounted for as a cumulative effect of the change in accounting principles. The Company has not yet completed the impairment tests prescribed by SFAS No. 142, but the Company does not believe the adoption of SFAS No. 142 will have a material impact on the Company's financial position or results of operation. The Company has reviewed the other intangible assets as of the beginning of fiscal 2002 and has determined that no changes were necessary.

NOTE F - CONTINGENCIES AND UNUSUAL CHARGES

    The Company was a defendant in a lawsuit, whereby the plaintiff alleged that the Company breached an agreement to pay the Plaintiff for introduction made to an offshore bank to enable the Company to do credit card processing for the bank. The Plaintiff was seeking a percentage of revenues, which the Company received through processing of credit transactions with the bank and other damages. The case was tried in July 2001, and a judgment was entered against the Company for approximately $2,800,000 plus pre-judgment and post-judgment interest of 10% and attorney's fees and other costs. Total damages approximate $4,500,000. On March 12, 2002, the parties reached an agreement to settle the matter for $2,600,000. On April 19, 2002 the Company satisfied the settlement agreement of March 12, 2002 and obtained a general release from the plaintiff.

    The Company is a defendant in a breach of contract claim brought against the Company by one of its subcontractors pursuant to a professional services agreement. The claim seeks payment of approximately $764,000 plus interest and attorney fees. In addition, the Company is pursuing a breach of contract claim against its customer, for whom the Company and subcontractor were providing services. The Company's claim seeks

                                   (Continued)

                        Electronic Payment Exchange, Inc.

              NOTES TO FINANCIAL STATEMENTS - CONTINUED (Unaudited)

                                 March 31, 2002

NOTE F - CONTINGENCIES AND UNUSUAL CHARGES (Continued)

    payment of approximately $415,000 from its customer. On June 26, 2002 the Judicial Arbiter Group, Inc. rendered an arbitration decision and award in favor of the plaintiff in the amount of $747,000 in fees plus interest of $106,000 and legal fees that will be billed after the final arbitration award is entered. Interest will accrue on the amount at a rate of $183.96 per day thereafter. At March 31, 2002, the Company has recorded approximately $439,000 of accounts payable as an accrued contingency due to the subcontractor in connection with the claim against the Company, for which the Company believes it was contractually responsible and an additional accrued contingency of $585,000 representing the difference between the amount of the claim of $764,000 and $439,000 plus interest and attorney's fees. In addition, the Company has fully reserved approximately $415,000 of accounts receivable as an unusual item that was recorded in connection with its claim of payment due from its customer.

    Due to the nature of its business, the Company is involved in other legal matters, which management believes will not have a material impact on the Company's financial position or statement of operations.